UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008

IMAGE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 4, 2008, Image Entertainment, Inc. (the “Company”) received a letter from the Listing Qualifications Department of The NASDAQ Stock Market (the “Staff”) stating that for the 30 consecutive trading days, the Company’s common stock has not maintained a minimum market value of publicly held shares (“MVPHS”) of $15 million as required for continued listing set forth in Marketplace Rule 4450(b)(3) (the “Rule”). The full text of the letter from NASDAQ is furnished with this report as Exhibit 99.1 and is incorporated by reference herein.

In accordance with Marketplace Rule 4450(e)(1), the Company is being provided 90 calendar days, or until November 3, 2008, to regain compliance with the minimum MVPHS requirement. In order to meet the MVPHS compliance threshold and regain compliance with the Marketplace Rule, the Company’s common stock would need to trade at $1.22 or higher per share for 10 consecutive trading days. If compliance with the Rule cannot be demonstrated by November 3, 2008, the Company expects the Staff to provide written notification to the Company that its securities will be delisted from The NASDAQ Global Market. If the Company receives a delisting notice, the Company may appeal the Staff’s determination to a Listing Qualifications Panel.

The Company may apply to transfer its securities to The NASDAQ Capital Market if it cannot regain compliance with Marketplace Rule 4450(b)(3) prior to November 3, 2008. If an application is made to transfer the listing, the Staff will determine whether the Company meets The NASDAQ Capital Market continued listing criteria as set forth in Marketplace Rule 4310(c). Currently, the Company meets the continued listing criteria for listing on The NASDAQ Capital Market. The Company will apply to transfer its securities to The NASDAQ Capital Market prior to November 3, 2008 should it continue to not maintain the MVPHS for The NASDAQ Global Market.

The full text of the Company’s press release concerning its receipt of a notice of deficiency from The NASDAQ Stock Market is furnished with this report as Exhibit 99.2 and is incorporated by reference herein.

Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Nasdaq Non-compliance Notice dated August 4, 2008
99.2	Press Release dated August 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Dated: August 6, 2008	By:	/s/ JEFF M. FRAMER

Name Jeff M. Framer
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Nasdaq Non-compliance Notice dated August 4, 2008
99.2	Press Release dated August 6, 2008